The Amended TARP	12 Months Ended
Dec. 31, 2011
The Amended TARP [Abstract]
The Amended TARP
(13)	The Amended TARP

On December 31, 2008, and subsequent to the Company's acquisition of GFH, as part of the Treasury's Capital Purchase Program ("TARP"), the Company entered into a Letter Agreement and Securities Purchase Agreement with the Treasury, pursuant to which the Company sold 80,347 shares of Series C Preferred, having a liquidation preference of $1,000 per share and a warrant to purchase 1,325,858 shares of Common Stock at an initial exercise price of $9.09 per share, subject to certain anti-dilution and other adjustments, for an aggregate purchase price of $80.3 million in cash.

On August 12, 2010, the Company and Treasury executed the Exchange Agreement, which provided for (i) the exchange of the 80,347 shares of Series C Preferred for 80,347 shares of a newly-created Series C-1 Preferred with a liquidation preference of $1,000, (ii) the conversion of the Series C-1 Preferred at a discounted conversion value of $260 per share into 2,089,022 shares of Common Stock at a conversion price of $10.00 per share, and (iii) the amendment of the terms of the warrant to provide for the purchase of up to 53,035 shares of Common Stock at an exercise price of $10.00 per share for a ten-year term following the issuance of the amended warrant. The Company and Treasury consummated the transactions contemplated by the Exchange Agreement on September 30, 2010.